Exhibit g(14)

FORM OF
APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
Brown Brothers Harriman & Co. and each of the following Investment
Companies
Dated as of ________

The following is a list of Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of ________________:

Fund                            Portfolio                        Effective as of:

Fidelity Advisor Series I       Fidelity Advisor Large Cap Fund  January 18, 1996

                                Fidelity Advisor Mid Cap Fund    January 18, 1996

                                Fidelity Advisor Growth          September 1, 1994
                                Opportunities Fund

                                Fidelity Advisor Strategic       September 1, 1994
                                Opportunities Fund

Fidelity Advisor Series VII     Fidelity Advisor Natural         September 1, 1997
                                Resources Fund

Fidelity Advisor Series VIII    Fidelity Advisor                 October 31, 1997
                                International Capital
                                Appreciation Fund

                                Fidelity Advisor Emerging        February 1, 1999
                                Asia Fund

Fidelity Capital Trust          Fidelity Capital Appreciation    September 1, 1994
                                Fund

                                Fidelity Stock Selector          September 1, 1994

                                Fidelity Value Fund              September 1, 1994

Fidelity Commonwealth Trust     Fidelity Small Cap Stock Fund    March 2, 1998

                                Fidelity Large Cap Stock Fund    May 8, 1995

                                Fidelity Small Cap Selector      March 2, 1998

Fidelity Congress Street Fund   Fidelity Congress Street Fund    September 1, 1994

Fidelity Contrafund             Fidelity Contrafund              September 1, 1994

Fidelity Devonshire Trust       Fidelity Real Estate             September 1, 1994
                                Investment Portfolio

                                Fidelity Utilities Fund          September 1, 1994

Fidelity Exchange Fund          Fidelity Exchange Fund           September 1, 1994

Fidelity Financial Trust        Fidelity Convertible             September 1, 1994
                                Securities Fund

                                Fidelity Retirement Growth Fund  September 1, 1994

Fidelity Hastings Street Trust  Fidelity Fifty                   September 1, 1994

                                Fidelity Contrafund II           March 19, 1998

Variable Insurance Products     Mid Cap Portfolio                December 14, 1998.
Fund III

Fidelity Investment Trust       Fidelity Canada Fund             September 1, 1994

                                Fidelity France Fund             September 14, 1995

                                Fidelity Germany Fund            September 14, 1995

                                Fidelity Hong Kong & China Fund  September 14, 1995

                                Fidelity Japan Small             September 14, 1995
                                Companies Fund

                                Fidelity Latin America Fund      September 1, 1994

                                Fidelity Nordic Fund             September 14, 1995

                                Fidelity United Kingdom Fund     September 14, 1995

Fidelity Mt. Vernon Street      Fidelity Aggressive Growth Fund  September 1, 1994
Trust

                                Fidelity Growth Company Fund     September 1, 1994

Fidelity Puritan Trust          Fidelity Balanced Fund           September 1, 1994

                                Fidelity Global Balanced Fund    September 1, 1994

                                Fidelity Low-Priced Stock Fund   September 1, 1994

Fidelity Securities Fund        Fidelity Blue Chip Growth Fund   September 1, 1994

                                Fidelity Dividend Growth Fund    September 1, 1994

                                Fidelity OTC Portfolio           September 1, 1994

Fidelity Select Portfolios      Air Transportation Portfolio     September 1, 1994

                                American Gold Portfolio          September 1, 1994

                                Automotive Portfolio             September 1, 1994

                                Banking Portfolio*               September 1, 1994

                                Biotechnology Portfolio          September 1, 1994

                                Brokerage and Investment         September 1, 1994
                                Management Portfolio

                                Business Services and            December 18, 1997
                                Outsourcing Portfolio

                                Chemicals Portfolio              September 1, 1994

                                Computers Portfolio              September 1, 1994

                                Construction and Housing         September 1, 1994
                                Portfolio

                                Consumer Industries Portfolio    September 1, 1994

                                Cyclical Industries Portfolio    January 16, 1997

                                Defense and Aerospace Portfolio  September 1, 1994

                                Developing Communications        September 1, 1994
                                Portfolio

                                Electronics Portfolio            September 1, 1994

                                Energy Portfolio                 September 1, 1994

                                Energy Service Portfolio         September 1, 1994

                                Environmental Services           September 1, 1994
                                Portfolio

                                Financial Services Portfolio     September 1, 1994

                                Food and Agriculture Portfolio   September 1, 1994

                                Health Care Portfolio            September 1, 1994

                                Home Finance Portfolio           September 1, 1994

                                Industrial Equipment Portfolio   September 1, 1994

                                Industrial Materials Portfolio   September 1, 1994

                                Insurance Portfolio              September 1, 1994

                                Leisure Portfolio                September 1, 1994

                                Medical Delivery Portfolio       September 1, 1994

                                Medical Equipment and Systems    December 18, 1997
                                Portfolio

                                Multimedia Portfolio             September 1, 1994

                                Natural Gas Portfolio            September 1, 1994

                                Natrual Resources Portfolio      January 16, 1997

                                Natural Gas Portfolio            September 1, 1994

                                Paper and Forest Products        September 1, 1994
                                Portfolio

                                Paper and Forest Products        September 1, 1994
                                Portfolio

                                Precious Metals and Minerals     September 1, 1994
                                Portfolio

                                Retailing Portfolio              September 1, 1994

                                Software and Computer Service    September 1, 1994
                                Portfolio

                                Technology Portfolio             September 1, 1994

                                Telecommunications Portfolio     September 1, 1994

                                Transportation Portfolio         September 1, 1994

                                Utilities Growth Portfolio       September 1, 1994

Variable Insurance Products     Growth Portfolio                 September 1, 1994
Fund

Variable Insurance Products     Contrafund Portfolio             September 1, 1994
Fund II

Variable Insurance Products     Growth Opportunities Portfolio   September 1, 1994
Fund III



*Fidelity Select Portfolios: Regional Banks Portfolio changed its name to Banking Portfolio effective August 2, 1999.






 IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment        Brown Brothers Harriman & Co.
Companies
Listed on this Appendix "a",
on behalf
of each of their respective
portfolios

[SIGNATURE LINES OMITTED]